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                                                                       Exhibit Q

                               Power of Attorney
                               -----------------

     The undersigned Directors and officers of Prudential Short-Term Corporate Bond Fund, Inc. hereby constitute, appoint and authorize Deborah A. Docs and William V. Healey or either of them, as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.



/s/ Eugene C. Dorsey                       /s/ David R. Odenath, Jr.
----------------------------               --------------------------------
Eugene C. Dorsey, Director                 David R. Odenath, Jr., President and
                                           Director


/s/ Delayne Dedrick Gold                   /s/ Richard A. Redeker
----------------------------               --------------------------------
Delayne Dedrick Gold, Director             Richard A. Redeker, Director


/s/ Robert F. Gunia                        /s/ Judy A. Rice
----------------------------               --------------------------------
Robert F. Gunia, Vice President            Judy A. Rice, Vice President and
and Director                               Director


/s/ Thomas T. Mooney                       /s/ Nancy H. Teeters
----------------------------               --------------------------------
Thomas T. Mooney, Director                 Nancy H. Teeters, Director


/s/ Stephen P. Munn                        /s/ Louis A. Weil
----------------------------               --------------------------------
Stephen P. Munn, Director                  Louis A. Weil, III, Director



/s/ Grace C. Torres
----------------------------
Grace C. Torres, Treasurer and
Principal Financial and Accounting
Officer


Dated: November 29, 2001